UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2013 (June 5, 2013)

Teliphone Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-28793	84-1491673
(State or other jurisdictionof incorporation)	(CommissionFile Number)	(IRS EmployerIdentification No.)

1555 Alberni Street, Vancouver, BC, Canada	V6G 1A5
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (514) 313-6010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.

Completion of Acquisition or Disposition of Assets.

On June 5, 2013, Teliphone Corp. (the "Company"), by its wholly-owned subsidiary, Teliphone Navigata-Westel Communication, Inc. completed the acquisition of all issued and outstanding common stock of Next Layer, Inc., a Canadian corporation (totaling 10,000,000 shares), in addition to certain assigned contracts and indebtedness (the "Purchased Assets") from Cascade Divide Enterprises, Inc., a Canadian corporation (the "Seller"). As consideration for the Purchased Assets, the Company agreed to assume all liabilities and obligations relating to the Purchased Assets, along with the assumption of certain limited current liabilities of the Seller, and pay the Seller consideration of US$6,000,000, as follows:  (i) US$200,000 at closing, (ii) US$100,000, plus accrued interest, on the last business day of each month through May 31, 2015; (iii) US$3,500,000, plus accrued interest, on June 1, 2015.  Outstanding principal will accrue compounding interest at a rate of 6.5% per annum. The deferred payment obligation is secured by, among others, a first-position general security agreement granted by Next Layer in favour of the Seller, a Share Pledge Agreement in favour of the Seller with respect to the Purchased Shares, and a Share Pledge Agreement granted by Fiducie Residence Jaam in favour of the Seller in respect of 39,000,000 Common Shares in the capital of the Company.

The Share Purchase Agreement for the transaction is filed as exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference. The brief summary of the material provisions of the Share Purchase Agreement set forth above is qualified in its entirety by reference to the Share Purchase Agreement.

Item 8.01.

Other Events

On June 5, 2013, Teliphone Corp. issued a press release with respect to the transaction described in Item 2.01, titled “Teliphone Navigata-Westel Communication Inc. Acquires Next Layer Inc.”, a copy of which is attached as exhibit 99.1 to this Current Report of Form 8-K.

Item 9.01.

Financial Statements and Exhibits.

(a)	Financial Statements required to be filed under this item will be furnished by amendment to this Form 8-K within the time prescribed by law.
(b)	Not Applicable
(c)	Not Applicable
(d)	Exhibits. The following exhibit is being filed herewith:

2.1

Share Purchase Agreement, dated as of May 31, 2013, by and among Cascade Divide Enterprises, Inc., Communication Teliphone Navigata-Westel, Inc. / Teliphone Navigata-Westel Communication, Inc., and Next Layer, Inc.

99.1

Text of Press Release of Teliphone Corp., dated June 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 11, 2013

Teliphone Corp. a Nevada corporation

By:	/s/ Benoit Laliberte
Name:	Benoit Laliberte
Title:	Chief Executive Officer, Chief FinancialOfficer and President

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